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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                  FORM 8-K/A
                               (Amendment No. 1)

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


               Date of Report (Date of Earliest Event Reported):

                                April 21, 1998
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                              NETRIX CORPORATION
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            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
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                 State or Other Jurisdiction of Incorporation)


              0-50464                                 54-1345159
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      (Commission File Number)            (IRS Employer Identification No.)


13595 Dulles Technology Drive, Herndon, VA                    20171
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 (Address of principal executive offices)                  (Zip Code)


                                (703) 742-6000
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              Registrant's Telephone Number, Including Area Code


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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     This Current Report on Form 8-K/A amends and supersedes the Registrant's
Current Report on Form 8-K, as filed on May 1, 1998.

ITEM 5.   OTHER EVENTS

     On April 27, 1998, the Company announced that it completed a private placement by issuing and selling 1,750,000 shares of common stock at a price of $1.25 per share and by issuing warrants for an additional 140,000 shares of common stock at $1.75 per share. The Company has agreed to file a registration statement with respect to these shares.

     In connection with the private placement, the Company received net proceeds of $2,078,125 that will be used for working capital and other general corporate purposes.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

                                  (c) EXHIBITS


EXHIBIT NUMBER                     TITLE
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     99.1            Press Release Dated April 27, 1998



                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 19, 1998                           NETRIX CORPORATION



                                    By: /s/ Lynn Chapman
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                                            Lynn Chapman
                                            President and CEO